UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2006

HILL INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50781	20-0953973
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Lippincott Centre, Marlton, NJ	08053
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 810-6200

Arpeggio Acquisition Corporation
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 31, 2006, Hill International SA, a wholly-owned subsidiary of Hill International, Inc. (the “Registrant”) acquired approximately 96.5% of the outstanding shares of James R. Knowles (Holdings) PLC (“Knowles”) for a price of 33 pence (or approximately $0.62 at the exchange rate current as of the date of this report) per share in cash. The consideration paid by Hill International SA for 96.5% of the outstanding shares of Knowles was approximately $12.8 million. Under applicable law, Hill International SA is entitled to compulsorily acquire the remaining 3.5% of the outstanding shares of Knowles at the same purchase price per share. Hill International SA intends to acquire those shares at such purchase price.

Knowles is a construction and engineering industry claims consulting and dispute resolution company with 36 offices worldwide, headquartered in Daresbury, United Kingdom. For its fiscal year ended July 31, 2005, Knowles recorded revenues of £30.2 million (or approximately $57.16 million at the exchange rate current as of the date of this report) and profit on ordinary activities before taxation of £41,000 (or approximately $77,605 at the exchange rate current as of the date of this report).

On July 20, 2006, Hill International SA, the Registrant and Knowles entered into agreements with Knowles shareholders owning, in the aggregate, approximately 80.1% of the outstanding shares of Knowles, which agreements provided that such shareholders would sell all of their Knowles shares to Hill International SA. These agreements were attached as exhibits to our Current Report on Form 8-K filed with the SEC on July 26, 2006. Shareholders owning approximately 16.4% of the outstanding shares of Knowles agreed to sell their shares to Hill International SA pursuant to a cash tender offer.

Knowles is party to separate employment contracts with each of Brian S. Quinn, the Chief Executive Officer of Knowles, and Charlotte L. Parsons, the Group Finance Director of Knowles. The agreement with Mr. Quinn provides for a base salary of £250,000 (or approximately $473,200 at the exchange rate current as of the date of this report), as well as for a car allowance, performance based compensation upon the achievement of certain performance criteria, and other terms and conditions customary for agreements of its kind. The agreement with Mr. Quinn is terminable by either party upon three months’ notice and with a termination payment of £130,000 (or approximately $246,064 at the exchange rate current as of the date of this report). The agreement with Ms. Parsons provides for a base salary of £115,000 (or approximately $217,672 at the exchange rate current as of the date of this report), as well as for participation in a discretionary bonus program, a car allowance and other terms and conditions customary for agreements of its kind. The agreement with Ms. Parsons is terminable by either party upon 12 months’ notice.

Knowles is party to a service contract with Wynton Services Limited and J. Roger Knowles, the former executive chairman and a former director of Knowles. The agreement provides that Knowles shall pay Wynton Services Limited a fee of £175,000 per annum (or approximately $331,240 at the exchange rate current as of the date of this report) less the amount of certain benefits received by Mr. Knowles or Wynton Services Limited. The service contract terminates on September 29, 2006. Mr. Knowles resigned as an officer and director of Knowles, effective at the time of Hill International SA’s acquisition of 96.5% of the outstanding shares of Knowles.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial statements of business acquired. Audited financial statements for Knowles required pursuant to Regulation S-X will be furnished by an amendment to this Form 8-K within 71 calendar days after the date this report was required to have been filed.

(b)
Pro forma financial information. Any pro forma financial information required pursuant to Regulation S-X will be furnished by an amendment to this Form 8-K within 71 calendar days after the date this report was required to have been filed.

(c)	Shell Company Transactions. None.

(d)	Exhibits.

Exhibit No.	Description
10.1
Irrevocable Undertaking, dated July 20, 2006, to Hill International SA, Hill International, Inc. and Ernst & Young LLP from Active Capital Trust PLC (filed as exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 26, 2006 and incorporated herein by reference).

10.2
Director’s Irrevocable Undertaking, dated July 20, 2006, to Hill International SA, Hill International, Inc. and Ernst & Young LLP from Lord Lee of Trafford (filed as exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on July 26, 2006 and incorporated herein by reference).

10.3
Irrevocable Undertaking, dated July 20, 2006, to Hill International SA, Hill International, Inc. and Ernst & Young LLP from Michael Conrad Charlton (filed as exhibit 10.3 to our Current Report on Form 8-K filed with the SEC on July 26, 2006 and incorporated herein by reference).

10.4
Director’s Irrevocable Undertaking, dated July 20, 2006, to Hill International SA, Hill International, Inc. and Ernst & Young LLP from Peter Bates (filed as exhibit 10.4 to our Current Report on Form 8-K filed with the SEC on July 26, 2006 and incorporated herein by reference).

10.5
Irrevocable Undertaking, dated July 20, 2006, to Hill International SA, Hill International, Inc. and Ernst & Young LLP from White Rose Nominees Limited (filed as exhibit 10.5 to our Current Report on Form 8-K filed with the SEC on July 26, 2006 and incorporated herein by reference).

10.6
Director’s Irrevocable Undertaking, dated July 20, 2006, to Hill International SA, Hill International, Inc. and Ernst & Young LLP from Roger Knowles (filed as exhibit 10.6 to our Current Report on Form 8-K filed with the SEC on July 26, 2006 and incorporated herein by reference).

10.7
Director’s Irrevocable Undertaking, dated July 20, 2006, to Hill International SA, Hill International, Inc. and Ernst & Young LLP from Wendy Knowles (filed as exhibit 10.7 to our Current Report on Form 8-K filed with the SEC on July 26, 2006 and incorporated herein by reference).

10.8
Irrevocable Undertaking, dated July 20, 2006, to Hill International SA, Hill International, Inc. and Ernst & Young LLP from Wynton Services Limited (filed as exhibit 10.8 to our Current Report on Form 8-K filed with the SEC on July 26, 2006 and incorporated herein by reference).

10.9
Director’s Irrevocable Undertaking, dated July 20, 2006, to Hill International SA, Hill International, Inc. and Ernst & Young LLP from Brian Stephen Quinn (filed as exhibit 10.9 to our Current Report on Form 8-K filed with the SEC on July 26, 2006 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2006	HILL INTERNATIONAL, INC. By: /s/ Irvin E. Richter Name: Irvin E. Richter Title: Chairman and Chief Executive Officer